OCTOBER 28, 2024
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective after the close of business on October 25, 2024, the Hartford AARP Balanced Retirement Fund was reorganized into The Hartford Conservative Allocation Fund pursuant to an Agreement and Plan of Reorganization. Accordingly, all references to the Hartford AARP Balanced Retirement Fund and the Balanced Retirement Fund in the above referenced SAI are deleted in their entirety effective immediately.
(2)
Effective immediately, in the table on the cover page of the above referenced SAI, the “N/A” next to Class Y of The Hartford Conservative Allocation Fund is deleted and replaced with “HCVYX.”
(3)
Effective immediately, under the heading “General Information” in the above referenced SAI, the third sentence in the second paragraph is deleted in its entirety and replaced with the following:
Class R6 shares of The Hartford Conservative Allocation Fund are not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
(4)
Effective immediately, under the heading “Investment Management Arrangements” in the above referenced SAI, the first sentence in the eighth paragraph is deleted in its entirety and replaced with the following:
As provided by the investment management agreements, the investment management fee paid by a Fund is accrued daily and paid monthly, equal on an annual basis to a stated percentage of such Fund’s average daily net assets. The Checks and Balances Fund does not pay an investment management fee and as of the close of business on October 25, 2024, the Conservative Allocation Fund does not pay an investment management fee.
(5)
Effective immediately, under the heading “Other Information” in the above referenced SAI, the second paragraph is deleted in its entirety.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.